                      ICMG SECULAR TRUST SEPARATE ACCOUNT
   [LOGO]               HARTFORD LIFE INSURANCE COMPANY

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This Prospectus describes Omniflex-TM-, a group flexible premium deferred variable annuity contract with individually allocated certificates ("Certificates") issued by Hartford Life Insurance Company ("Hartford"). The Certificates are offered to employee-participants of nonqualified deferred compensation and supplemental executive retirement plans. Premium Payments for each Certificate will be allocated to Divisions of Hartford Life Insurance Company -- ICMG Secular Trust Separate Account (the "Separate Account").



    There are currently eleven (11) Divisions available under the Certificate. The underlying investment portfolios ("Portfolios") for the Divisions are the HVA Money Market Fund, Inc., Hartford Bond Fund, Inc. and Hartford Capital Appreciation Fund, Inc., sponsored by Hartford; Neuberger & Berman Advisers Management Trust ("AMT") Partners Portfolio, Balanced Portfolio and Limited Maturity Bond Portfolio; the VIP Equity-Income Portfolio and the VIP High Income Portfolio of Fidelity Variable Insurance Products Fund; the VIP II Asset Manager Portfolio of Fidelity Variable Insurance Products Fund II; and the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio of The Alger American Fund.


    This Prospectus sets forth the information concerning the Separate Account that prospective investors should know before investing and should be kept for future reference. Additional information about the Separate Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information send a written request to International Corporate Marketing Group ("ICMG"), Attn: Group Annuity Operations, 100 Campus Drive, Suite 250, Florham Park, NJ 07932. The Table of Contents for the Statement of Additional Information may be found on page 21 of this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus.

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THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES FOR THE
PORTFOLIOS.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY   OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS DATED: MAY 1, 1997


STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 1997

2                                                HARTFORD LIFE INSURANCE COMPANY
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                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
 GLOSSARY OF SPECIAL TERMS.............................................    3
 FEE TABLE.............................................................    4
 SUMMARY...............................................................    5
 PERFORMANCE RELATED INFORMATION.......................................    6
 INTRODUCTION..........................................................    6
 THE CERTIFICATE.......................................................    6
 THE SEPARATE ACCOUNT..................................................    7
 THE COMPANY...........................................................    7
 THE PORTFOLIOS........................................................    8
   Investment Advisers.................................................    8
   Other Information about the Portfolios..............................    9
 OPERATION OF THE CERTIFICATE..........................................   10
   Premium Payments....................................................   10
   Refund Rights.......................................................   10
   Value of Accumulation Units.........................................   10
   Investment Value....................................................   10
   Reallocations Among Divisions.......................................   10
   Surrender of a Certificate/Partial Withdrawals......................   11
 DEATH BENEFIT.........................................................   11
 CHARGES UNDER THE CERTIFICATE.........................................   12
   Sales Expenses......................................................   12
   Mortality and Expense Risk Charge...................................   12
   Administrative Expense Charge.......................................   13
   Premium Tax Charge..................................................   13
   Federal Tax Charge..................................................   13
 ANNUITY BENEFITS......................................................   13
   Annuity Options.....................................................   13
   The Annuity Unit and Valuation......................................   14
   Determination of Payment Amount.....................................   14
 FEDERAL TAX CONSIDERATIONS............................................   15
    A. General.........................................................   15
    B. Taxation of Hartford and the Separate Account...................   15
    C. Taxation of Annuities -- General Provisions Affecting
    Purchasers.........................................................   15
   D. Federal Income Tax Withholding...................................   18
    E. Annuity Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   18
 GENERAL MATTERS.......................................................   19
   Assignment..........................................................   19
   Modification........................................................   19
   Misstatement of Age.................................................   19
   Delay of Payments...................................................   19
   Voting Rights.......................................................   19
   Experience Credit...................................................   19
   Distribution of the Certificates....................................   19
   Custodian of Separate Account Assets................................   19
   Legal Proceedings...................................................   20
   Legal Counsel.......................................................   20
   Experts.............................................................   20
   Additional Information..............................................   20
 TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION..............   21

HARTFORD LIFE INSURANCE COMPANY                                                3
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                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: An accounting unit of measure used to calculate the Investment Value during the Accumulation Period.

ALLOCATION DATES: The dates we receive and accept Premium Payments. Premium Payments are applied to the Separate Account Divisions on these Allocation Dates.

ANNUITY COMMENCEMENT DATE: The date payment of an annuity is to begin under each Certificate.

ANNUITY UNIT: An accounting unit of measure used to calculate the amount of annuity payments under a variable annuity option.

ANNUITANT(S): The person(s) upon whose life the Certificate is issued.

BENEFICIARY: The person(s) entitled to receive benefits under the Certificate on death of the Annuitant or Certificate Owner.

CERTIFICATE ANNIVERSARY: The anniversary of the Certificate Date.

CERTIFICATE DATE: The date shown in the Certificate specifications.

CERTIFICATE OWNER: The entity or person who is the owner of the Certificate, as named in the Certificate specifications, sometimes herein referred to as "You."

CERTIFICATE YEAR: A period of 12 months following the Certificate Date and each anniversary thereof.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTINGENT ANNUITANT: The person (as designated by the Certificate Owner) who becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date.

CUSTOMER SERVICE CENTER: Currently located at ICMG, Group Annuity Operations, 100 Campus Drive, Suite 250, Florham Park, NJ 07932.

DEATH BENEFIT: The amount payable upon the death of an Annuitant or Certificate Owner before annuity payments have started.

DIVISIONS: The sub-accounts of the Separate Account.


HARTFORD: Hartford Life Insurance Company.


INVESTMENT VALUE: The sum of the values of each Division's Accumulation Units held under the Certificate.

PORTFOLIOS: The underlying securities allocable under the Certificate.


PREMIUM PAYMENT: A payment made to Hartford pursuant to the terms of the Certificate.


PREMIUM TAX: A tax charged by a state or municipality on Premium Payments or Investment Value.


SEPARATE ACCOUNT: The Hartford separate account entitled "Hartford Life Insurance Company -- ICMG Secular Trust Separate Account."


SURRENDER VALUE: Upon surrender of the Certificate, an amount equal to the Investment Value less any Premium Taxes not previously deducted and any due and unpaid charges.

VALUATION DAY: Each day the New York Stock Exchange is open for trading, which is Monday through Friday, except for normal business holidays. The value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An annuity providing for payments varying in amount in accordance with the investment experience of the Divisions of the Separate Account.

4                                                HARTFORD LIFE INSURANCE COMPANY
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                                   FEE TABLE
                      ICMG SECULAR TRUST SEPARATE ACCOUNT

                       Certificate Owner Transaction Expenses

 As a Percentage of Premium Payments
   Maximum Sales Load Imposed on Purchases.........................  4.6%(1)
   Federal Tax Charge..............................................  0.43%
   Deferred Sales Load.............................................  None
 Other Charges
   Reallocation Fee................................................  $0
   Administrative Expense Charge...................................  $2.50/month

------------------------------


(1) The sales load will vary depending on plan characteristics.


 Annual Expenses-Separate Account (As Percentage of Average
   Investment Value)
   Mortality and Expense Risk......................................  0.65%

                         Annual Fund Operating Expenses
                        (as a percentage of net assets)


                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES   EXPENSES
                                                  ----------  --------  ----------
 HVA Money Market Fund...........................   0.423%     0.021%     0.444%
 Hartford Bond Fund..............................   0.490%     0.030%     0.520%
 Hartford Capital Appreciation Fund..............   0.629%     0.017%     0.646%
 Neuberger & Berman AMT Partners Portfolio (1)...   0.840%     0.110%     0.950%
 Neuberger & Berman AMT Balanced Portfolio (1)...   0.850%     0.240%     1.090%
 Neuberger & Berman AMT Limited Maturity Bond
    Portfolio (1)................................   0.650%     0.130%     0.780%
 Fidelity VIP Equity-Income Portfolio (2)........   0.510%      0.07%     0.580%
 Fidelity VIP II Asset Manager (2)...............   0.640%     0.100%     0.740%
 Fidelity VIP High Income Portfolio..............   0.590%     0.120%     0.710%
 Alger American Small Capitalization Portfolio...   0.850%     0.030%     0.880%
 Alger American Growth Portfolio.................   0.750%     0.040%     0.790%


------------------------------


(1) Neuberger & Berman Advisers Management Trust is divided into Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust. The figures reported under "Management Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding series of Advisers Managers Trust. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding series of Advisers Managers Trust.


(2) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent whereby interst earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .56% for Equity Income Portfolio, .73% for Asset Manager Portfolio.


EXAMPLE


                               If you surrender your
                               Certificate or annuitize at the
                               end of the applicable time
                               period: You would pay the
                               following expenses on a $1,000
                               Investment, assuming a 5%
                               annual return on assets:

 DIVISION                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------
 HVA Money Market Fund........  $ 62   $  86   $ 112    $ 185
 Hartford Bond Fund...........    62      89     116      193
 Hartford Capital Appreciation
   Fund.......................    64      93     123      208
 Neuberger & Berman AMT
   Partners Portfolio.........    67     102     140      244
 Neuberger & Berman AMT
   Balanced Portfolio.........    68     107     147      260
 Neuberger & Berman AMT
   Limited Maturity Bond
   Portfolio..................    65      97     130      224
 Fidelity VIP Equity-Income
   Portfolio..................    63      91     120      200
 Fidelity VIP II Asset
   Manager....................    65      96     128      219
 Fidelity VIP High Income
   Portfolio..................    64      95     127      216
 Alger American Small
   Capitalization Portfolio...    65      97     131      225
 Alger American Growth
   Portfolio..................    66     100     136      235


    The purpose of this table is to assist the Certificate Owner in understanding various costs and expenses that a Certificate Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Portfolios. Premium taxes may also be applicable.

    This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Assumes maximum charges.

HARTFORD LIFE INSURANCE COMPANY                                                5
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-------------------------------------------
                                    SUMMARY

WHAT IS THE CERTIFICATE AND HOW MAY I PURCHASE ONE?


    The Certificate is offered under an individually allocated, group flexible premium variable annuity contract (see "Taxation of Annuities -- General Provisions Affecting Purchasers," page 15). Generally, the Certificate is purchased by completing an enrollment form to purchase a Certificate and submitting it, along with the initial Premium Payment, to Hartford for its approval. The minimum initial Premium Payment is $1,000 per Certificate with a minimum allocation to any Portfolio of $500 per Certificate. Certain plans may make smaller initial and subsequent periodic Premium Payments. Subsequent Premium Payments, if made, must be a minimum of $1,000 or the minimum amount then in effect.


WHO MAY PURCHASE THE CERTIFICATE?

    The Certificates are offered to employee-participants of nonqualified deferred compensation and supplemental executive retirement plans.

WHAT TYPES OF INVESTMENTS ARE AVAILABLE UNDER THE CERTIFICATE?


    The underlying investments for the Certificate are shares of the HVA Money Market Fund, Inc., Hartford Bond Fund, Inc. and Hartford Capital Appreciation Fund, Inc. sponsored by Hartford; the Partners Portfolio, Balanced Portfolio and Limited Maturity Bond Portfolio of Neuberger & Berman Advisers Management Trust; the Equity-Income Portfolio and High Income Portfolio of Fidelity Variable Insurance Products Fund; the Asset Manager Portfolio of Fidelity Variable Insurance Products Fund II, the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio of The Alger American Fund, and such other Portfolios as shall be offered from time to time. (See "The Portfolios" commencing on page 8.)


WHAT ARE THE CHARGES UNDER THE CERTIFICATES?

 SALES EXPENSES

    A sales load of not more than 4.6% of Premium Payments will be deducted for sales expenses. The sales load may vary depending on the characteristics of the group, including such factors as group size, expected number of participants and the anticipated Premium Payment from participants.

 MORTALITY AND EXPENSE RISK CHARGE


    For assuming the mortality and expense risks under the Certificate, Hartford will impose a 0.65% per annum charge against all Investment Value held in the Divisions (see "Mortality and Expense Risk Charge," page 12).


 ADMINISTRATIVE EXPENSE CHARGE


    The Certificate provides for an administrative expense charge of $2.50 per month to be deducted from the Investment Value to cover Hartford's administrative expenses.


 PREMIUM TAX AND FEDERAL TAX CHARGES

    A deduction will be made for Premium Taxes for Certificates sold in certain states. (See "Premium Tax Charge," page 13.) In addition, a deduction will be made for the federal tax cost resulting from Section 848 of the Code. (See "Federal Tax Charge," page 13.)

 CHARGES BY THE PORTFOLIOS

    The Portfolios are subject to certain fees, charges and expenses. (See the Prospectuses for the Portfolio attached hereto.)

CAN I GET MY MONEY IF I NEED IT?


    Subject to any applicable charges, the Certificate may be surrendered or portions of its Investment Value may be withdrawn at any time prior to the Annuity Commencement Date. The number of partial withdrawals in any Certificate Year is limited to 12. If less than Hartford's minimum amount rules then in effect remains in a Certificate as a result of a withdrawal, Hartford may terminate the Certificate in its entirety. (See "Surrender of a Certificate/Partial Withdrawals," page 11; see also "Federal Tax Considerations," page 15, for a discussion of federal tax consequences, including a 10% penalty tax that may apply upon surrender or withdrawal.)


DOES THE CERTIFICATE PAY ANY DEATH BENEFITS?

    A Death Benefit is provided on the death of the Annuitant or Certificate Owner before the Annuity Commencement Date and prior to attained age 85. (See "Death Benefit," page 11.)

WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CERTIFICATE?

    There are four annuity options available under the Certificate which are described on page 13. The Annuity Commencement Date may not be deferred beyond the Annuitant's 90th birthday in most states. (In Pennsylvania, the Annuity Commencement Date may not be deferred beyond the Annuitant's 85th birthday). If a Certificate Owner does not elect otherwise, the Investment Value less applicable premium taxes will be applied on the Annuity Commencement Date under the third option to provide a joint and last survivor life annuity.

DOES THE CERTIFICATE OWNER HAVE ANY VOTING RIGHTS UNDER THE CERTIFICATE?


    Certificate Owners will have the right to vote on matters affecting an underlying Portfolio to the extent that proxies are solicited by such Portfolio. If a Certificate Owner does not vote, Hartford shall vote such interests in the same proportion as shares of the Portfolio for which instructions

6                                                HARTFORD LIFE INSURANCE COMPANY
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have been received by Hartford. (See "Voting Rights," page 19.)


---------------------------------------------------
                              PERFORMANCE RELATED
                                  INFORMATION

    The Separate Account may advertise certain performance related information concerning its Divisions. Performance information about a Division is based on the Division's past performance only and is no indication of future performance.

    Each Division may include total return in advertisements or other sales material. When a Division advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Division has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Division at the beginning of the relevant period to the value of the investment at the end of the period. The Divisions for the Hartford Bond Fund, Inc. and Limited Maturity Bond Portfolio may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the Certificate charges described below.

    The Division for the HVA Money Market Fund, Inc. may advertise yield and effective yield. The yield of a Division is based upon the income earned by the Division over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in Division units and thus compounded in the course of a 52-week period. Yield reflects the Certificate charges described below.

    Total return for a Division of the Separate Account includes all Certificate charges: sales charges, mortality and expense risk charges, and the administrative expense charge, and is therefore lower than total return at the Portfolio level, with no comparable charges. Yield for a Division of the Separate Account includes all recurring charges (except sales charges), and is therefore lower than yield at the Portfolio level, with no comparable charges.


    Hartford may provide information on various topics to current and prospective Certificate Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), plan and trust arrangements, the advantages and disadvantages of investing in tax-advantaged and taxable instruments, current and prospective Certificate Owner profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and investment alternatives, including comparisons between the Certificates and the characteristics of and market for such alternatives.


---------------------------------------------------
                                  INTRODUCTION


    This Prospectus has been designed to provide you with the necessary information to make a decision on purchasing the Certificate offered by Hartford and funded by the Divisions of the Separate Account. Please read the Glossary of Special Terms on page 3 prior to reading this Prospectus to familiarize yourself with the terms being used.


---------------------------------------------------
                                THE CERTIFICATE

    The Certificate is offered under an individually allocated, group flexible premium variable annuity contract. Payments for the Certificate will be held in the Divisions of the Separate Account. Each Division invests in a different underlying Portfolio with its own distinct investment objectives. You choose the Division(s) with the investment objectives that meet your needs. You may select one or more Divisions and determine the percentage of your Premium Payment that is put into a Division. Subject to certain limits, you may also reallocate assets among the Divisions so that your investment program meets your specific needs over time. There are minimum requirements for investing in each Division which are described later in this Prospectus. In addition, there are certain other limitations on withdrawals and reallocations of amounts in the Divisions as described in this Prospectus. See "Charges Under the Certificate" for a description of the charges for redeeming a Certificate and other charges made under the Certificate.

    The Certificate Owner may select an Annuity Commencement Date and an annuity option which may be on a fixed or variable basis, or a combination thereof. Generally, the Certificate contains the four optional forms of annuity described later in this Prospectus. The Annuity Commencement Date may not be deferred beyond the Annuitant's 90th birthday in most states. (In Pennsylvania, the Annuity Commencement Date may not be deferred beyond the Annuitant's 85th birthday).

    The Annuity Commencement Date may be changed from time to time, but any such change must be made at least 30 days prior to the date on which payments are scheduled to begin. If you do not elect otherwise, payments will

HARTFORD LIFE INSURANCE COMPANY                                                7
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begin at the Annuitant's age 90 under Option 3 (joint and last survivor life annuity).

    When an annuity is effected under a Certificate, unless otherwise specified, Investment Value held in the Divisions will be applied to provide a variable annuity based on the pro rata amount in the various Divisions. Variable annuity payments will vary in accordance with the investment performance of the Division you have selected. The Certificate allows the Certificate Owner to change the Divisions on which variable payments are based after payments have commenced once every quarter. Any fixed annuity allocation may not be changed.

---------------------------------------------------
                              THE SEPARATE ACCOUNT


    The Separate Account was established on October 28, 1994, in accordance with authorization by the Board of Directors of Hartford. It is the Separate Account in which Hartford sets aside and invests the assets attributable to the Certificates. Although the Separate Account is an integral part of Hartford, it is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve supervision by the Commission of the management or the investment practices or policies of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities laws.



    Under Connecticut law, the assets of the Separate Account attributable to the Certificates offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Certificates. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Certificates, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. Investment Value allocated to the Divisions will not be affected by the rate of return of Hartford's general account, nor by the investment performance of any of Hartford's other separate accounts. However, the obligations arising under the Certificates are general obligations of Hartford.



    Currently, the Certificate Owner has the choice of allocating Investment Value among up to five of the twelve Divisions. (Hartford reserves the right to increase the number of allocable investment options to more than five.) Each Division is invested exclusively in the shares of one underlying Portfolio. Net Premium Payments and proceeds of reallocations between Portfolios are applied to purchase shares in the appropriate Portfolio at net asset value determined as of the end of the Valuation Period during which the payments were received or the reallocation made. All distributions from the Portfolios are reinvested at net asset value. The value of your investment will therefore vary in accordance with the net income and the market value of the underlying Portfolio. During the variable annuity payout period, both your annuity payments and reserve values will vary in accordance with these factors.



    HARTFORD DOES NOT GUARANTEE THE INVESTMENT RESULTS OF THE PORTFOLIOS OR ANY OF THE UNDERLYING INVESTMENTS. THERE IS NO ASSURANCE THAT INVESTMENT VALUE DURING THE YEARS PRIOR TO RETIREMENT OR THE AGGREGATE AMOUNT OF THE VARIABLE ANNUITY PAYMENTS WILL EQUAL THE TOTAL OF PREMIUM PAYMENTS MADE UNDER THE CERTIFICATE. SINCE EACH UNDERLYING PORTFOLIO HAS DIFFERENT INVESTMENT OBJECTIVES AND POLICIES, EACH IS SUBJECT TO DIFFERENT RISKS. THESE RISKS ARE MORE FULLY DESCRIBED IN THE ACCOMPANYING PORTFOLIO PROSPECTUSES.



    Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Portfolio held by the Separate Account. Substitution may occur only if shares of the Portfolio(s) become unavailable or if there are changes in applicable law or interpretations of law. Current law requires notification to you of any such substitution and approval of the Commission.


---------------------------------------------------
                                  THE COMPANY


    Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately owned by ITT Hartford Group, Inc., a Delaware corporation. Subject to shareholder approval on May 2, 1997, the name of ITT Hartford Group, Inc. will change to The Hartford Financial Services Group, Inc.



    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps, on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts of the Separate Account. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.

8                                                HARTFORD LIFE INSURANCE COMPANY
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---------------------------------------------------
                                 THE PORTFOLIOS


    The underlying investment for the Certificates are shares of the Portfolios. The underlying Portfolio corresponding to each Division and its investment objective are described below. Hartford reserves the right, subject to compliance with the law, to offer additional Portfolios with differing investment objectives. Certificate Owners should review the following brief descriptions of the investment objectives of the Portfolios. There is no assurance that any of the Portfolios will achieve their stated objectives. Certificate Owners are also advised to read the prospectuses for the Portfolios accompanying this Prospectus for more detailed information.


 HVA MONEY MARKET FUND, INC.


    Seeks maximum current income consistent with liquidity and preservation of capital.


 HARTFORD BOND FUND, INC.


    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."


 HARTFORD CAPITAL APPRECIATION FUND, INC.


    Seeks growth of capital by investing in securities selected solely on potential for capital appreciation; income, if any, is an incidental consideration.



 NEUBERGER & BERMAN AMT PARTNERS PORTFOLIO



    Seeks to achieve capital growth by investing primarily in common stocks of medium to large capitalization established companies, using the value-oriented investment approach.



 NEUBERGER & BERMAN AMT BALANCED PORTFOLIO



    Seeks to achieve long-term capital growth and reasonable current income without undue risk to principal by investing a portion of its assets in common stocks and a portion of its assets in investment grade debt securities.



 NEUBERGER & BERMAN AMT LIMITED MATURITY BOND PORTFOLIO



    Seeks primarily to achieve the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. The Portfolio pursues its investment objectives by investing in a diversified portfolio primarily consisting of U.S. government and agency securities and investment grade debt securities.



 FIDELITY VIP EQUITY-INCOME PORTFOLIO



    Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.



 FIDELITY VIP HIGH INCOME PORTFOLIO



    Seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed income securities (commonly referred to as junk bonds), while also considering growth of capital. High yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default, and price volatility than higher-rated securities, and may present problems of liquidity and valuation.



 FIDELITY VIP II ASSET MANAGER PORTFOLIO



    Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.



 ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO



    Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization within the range of companies included in the Russell 2000 Growth Index or the Standard & Poor's Small Cap 600 Index, updated quarterly.


 ALGER AMERICAN GROWTH PORTFOLIO


    Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.


---------------------------------------------------
                              INVESTMENT ADVISERS


    The investment adviser for the HVA Money Market Fund, Inc., Hartford Bond Fund, Inc. and Hartford Capital Appreciation Fund, Inc. is HL Investment Advisors, Inc. ("HL Advisors"). In addition, HL Advisors has entered an investment services agreement with Hartford Investment Management Company, Inc. ("HIMCO"), pursuant to which HIMCO will provide certain investment services to

HARTFORD LIFE INSURANCE COMPANY                                                9
--------------------------------------------------------------------------------


Hartford Bond Fund, Inc. and HVA Money Market Fund, Inc.



    Wellington Management Company, L.L.P. serves as sub-investment adviser for Hartford Capital Appreciation Fund, Inc.



    The investment adviser for Neuberger & Berman Advisers Management Trust is Neuberger & Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, New York. Neuberger & Berman Management Incorporated, with the assistance of Neuberger & Berman, L.L.C. as sub-adviser, selects investments for N&B AMT Partners Portfolio, N&B AMT Balanced Portfolio and N&B AMT Limited Maturity Bond Portfolio.



    The investment manager for the Equity-Income Portfolio of Fidelity Variable Insurance Products Fund, the High Income Portfolio of Fidelity Variable Insurance Products Fund, and the Asset Manager Portfolio of Fidelity Variable Insurance Products Fund II is Fidelity Management & Research Company ("FMR"). FMR, a registered investment adviser under the Investment Advisers Act of 1940, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.



    Fred Alger Management, Inc. ("Alger Management"), 75 Maiden Lane, New York, New York 10038, serves as investment manager to the Alger American Small Capitalization Portfolio and the Alger American Growth Portfolio. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company.


    See the accompanying prospectuses for the Portfolios for a more complete description of the investment advisers and any sub-adviser and their respective fees.

---------------------------------------------------
                     OTHER INFORMATION ABOUT THE PORTFOLIOS


    All of the Portfolios are registered as diversified open-end management companies under the Investment Company Act of 1940. Each Portfolio continually issues an unlimited number of full and fractional shares of beneficial interest in the Portfolio. Such shares are offered to separate accounts, including the Separate Account, established by Hartford or one of its affiliated companies specifically to fund the Certificates and other contracts issued by Hartford or its affiliates as permitted by the Investment Company Act of 1940.


    The Portfolios are available only to serve as the underlying investment for variable annuity and variable life policies and certificates. A full description of the Portfolios, their investment objectives, policies and restrictions, risks, charges and expenses and other aspects of their operation is contained in the accompanying Portfolio Prospectuses which should be read in conjunction with this Prospectus before investing, and in the Portfolio Statements of Additional Information which may be ordered without charge from the Portfolios.


    It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Portfolios simultaneously. (Although Hartford and the Portfolios do not currently foresee any such disadvantages either to variable annuity contract owners or to variable life insurance policyowners, the Portfolio's Board of Trustees will monitor events in order to identify any material conflicts between such variable annuity contract and variable life insurance policyowners and will determine what action, if any, should be taken if a material conflict arises). If the Board of Trustees of the Portfolio were to conclude that separate Portfolios should be established for variable life and variable annuity separate accounts, the variable annuity policy and certificate owners would not bear any expenses attendant upon establishment of such separate funds.



    All investment income of and other distributions to each Division of the Separate Account arising from the applicable Portfolio are reinvested in shares of that Portfolio at net asset value. The income and both realized gains or losses on the assets of each Division of the Separate Account are therefore separate and are credited to or charged against the Division without regard to income, gains or losses from any other Division or from any other business of Hartford. Hartford will purchase shares in the Portfolios in connection with premiums allocated to the applicable Division in accordance with Certificate Owners directions and will redeem shares in the Portfolios to meet Certificate obligations or make adjustments in reserves, if any. The Portfolios are required to redeem Portfolio shares at net asset value and to make payment within seven days.



    Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Separate Account and its Divisions which fund the Certificates. If shares of any of the Portfolios should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Portfolio should become inappropriate in view of the purposes of the Certificates, Hartford may substitute shares of another Portfolio for shares already purchased, or to be purchased in the future, under the Certificates. No substitution of securities will take place without notice to and consent of Certificate Owners and without prior approval of the Securities and Exchange Commission to the extent required by the Investment

10                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


Company Act of 1940. Subject to Certificate Owner approval, Hartford also reserves the right to end the registration under the Investment Company Act of 1940 of the Separate Account or any other separate accounts of which it is the depositor which may fund the Certificates.


    Each Portfolio is subject to investment restrictions which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying prospectuses for the Portfolios.

---------------------------------------------------
                          OPERATION OF THE CERTIFICATE

--------------------------------PREMIUM PAYMENTS


    The balance of each initial Premium Payment remaining after the deduction of the sales load, any applicable Premium Tax and the federal tax charge, is credited to your Certificate within two business days of receipt of a properly completed enrollment form or an order to purchase a Certificate and the initial Premium Payment by Hartford at its Customer Service Center. It will be credited to the Division(s) in accordance with your allocation instructions. If the enrollment form is incomplete when received, the initial Purchase Payment will be returned within five business days, unless you consent to Hartford's retention of the Purchase Payment until the enrollment form is made complete.



    Subsequent Premium Payments are priced on the Valuation Day received by Hartford in its Customer Service Center or other designated administrative office.


    The number of Accumulation Units in each Division to be credited to a Certificate will be determined by dividing the portion of the Premium Payment being credited to each Division by the value of an Accumulation Unit in that Division on that date.

    The minimum initial Premium Payment is $1,000 per Certificate. Subsequent Premium Payments, if made, must be a minimum of $1,000 or the minimum amount then in effect. Certain plans may make smaller initial and subsequent periodic payments. Each Premium Payment may be split among the various Divisions subject to minimum amounts then in effect.

---------------------------------------------------
                                 REFUND RIGHTS


    If you are not satisfied with your purchase you may surrender the Certificate by returning it within ten days after you receive it (or within such period as required in your state). A written request for cancellation must accompany the Certificate. In such event, Hartford will pay you an amount equal to the Investment Value on the date of receipt of the request for cancellation, plus any charges taken. You bear the investment risk during the period prior to Hartford's receipt of request for cancellation. In certain states, Hartford must return to the applicant the greater of the Premium Payments made or the sum of
(1) the Investment Value on the date the returned Certificate is received by Hartford or its agent and (2) any deductions under Certificate or by the Portfolios for taxes, charges or fees. In these states, the initial Premium Payments are allocated to the HVA Money Market Fund, Inc. during the refund right period.


---------------------------------------------------
                          VALUE OF ACCUMULATION UNITS

    The Accumulation Unit value for each Division will vary to reflect the investment experience of the applicable Portfolio and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Division on the preceding Valuation Day by an "Experience Factor" for that Division for the Valuation Period then ended. The Experience Factor for each of the Divisions is equal to the net asset value per share of the corresponding Portfolio at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Portfolio during the current Valuation Period), divided by the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period. You should refer to the Portfolio Prospectuses which accompanies this Prospectus for a description of how the assets of each Portfolio are valued since each determination has a direct bearing on the Accumulation Unit value of the Division and therefore the Investment Value. The Accumulation Unit value is affected by the performance of the underlying Portfolio(s), expenses and deduction of the charges described in this Prospectus.

    The shares of the Portfolio are valued at net asset value on each Valuation Day. A description of the valuation methods used in valuing Portfolio shares may be found in the accompanying Prospectuses of the Portfolios.

---------------------------------------------------
                                INVESTMENT VALUE

    The Investment Value under your Certificate at any time prior to the commencement of annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Certificate in each Division by the then current Accumulation Unit values for the applicable Division. You will be advised at least annually of the number of Accumulation Units credited to each Division, the current Accumulation Unit values, and the Investment Value.

---------------------------------------------------
                         REALLOCATIONS AMONG DIVISIONS

    You may reallocate the values of your Division allocations from one or more Divisions to another free of charge. Prior to the Annuity Commencement Date, the number of

HARTFORD LIFE INSURANCE COMPANY                                               11
--------------------------------------------------------------------------------


reallocations permitted in a Certificate Year is twelve. Hartford may permit the Certificate Owner to preauthorize reallocations between the Divisions under certain circumstances. Reallocations by telephone may be made by the Certificate Owner or by the agent of record or the attorney-in-fact pursuant to a power of attorney by calling (800) 861-1408. Telephone reallocations may not be permitted by some states for their residents who purchase variable annuities. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that callers on behalf of a Certificate Owner provide certain identifying information. All transfer instructions by telephone are tape recorded.



    The right to reallocate Investment Value between the Divisions is subject to modification if Hartford determines, in its sole discretion, that the exercise of that right by one or more Certificate Owners is, or would be, to the disadvantage of other Certificate Owners. Any modification could be applied to reallocations to or from some or all of the Divisions and could include, but not be limited to, the requirement of a minimum time period between each reallocation, not accepting reallocation requests of an agent acting under a power of attorney on behalf of more than one Certificate Owner, or limiting the dollar amount that may be reallocated between the Divisions by a Certificate Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the reallocation right which is considered by Hartford to be to the disadvantage of other Certificate Owners.


    The minimum reallocation to any Division is $500. No minimum balance is presently required in any Division following reallocation.

    Reallocations between the Divisions may be made after annuity payments commence, but are limited to once a quarter and may not be made to or from the General Account.

---------------------------------------------------
                          SURRENDER OF A CERTIFICATE/
                              PARTIAL WITHDRAWALS

    At any time prior to the Annuity Commencement Date, you have the right, subject to the limitations set forth below, to surrender the Certificate or to make partial withdrawals. Surrenders and partial withdrawals are not permitted after annuity payments commence EXCEPT that a full surrender is allowed when payments for a designated period (Option 4) are selected as the annuity option.

    FULL SURRENDERS. At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Option 4), the Certificate Owner has the right to terminate the Certificate. In such event, the Surrender Value of the Certificate may be taken in the form of a lump sum cash settlement. The Surrender Value of the Certificate is equal to the Investment Value less any Premium Taxes not previously deducted and any due and unpaid charges. The Surrender Value may be more or less than the amount of the Premium Payments made to a Certificate.


    PARTIAL WITHDRAWALS. The Certificate Owner may make partial withdrawals of Investment Value prior to the Annuity Commencement Date. The number of partial withdrawals in any Certificate Year is limited to 12. The minimum amount withdrawn must be at least equal to the minimum amount rules then in effect. The maximum partial withdrawal is equal to the Investment Value less $1,000. Additionally, if the remaining Investment Value following a surrender is less than $1,000 or Hartford's minimum amount rules then in effect, Hartford may terminate the Certificate and pay the Surrender Value.



    Certain plans may have different withdrawal privileges. Hartford may permit the Certificate Owner to preauthorize partial withdrawals subject to certain limitations then in effect.


    ANY SUCH FULL SURRENDER OR PARTIAL WITHDRAWAL DESCRIBED ABOVE MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CERTIFICATE OWNER. THE CERTIFICATE OWNER, THEREFORE, SHOULD CONSULT WITH HIS TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS" COMMENCING ON PAGE 15.)


    Payment on any request for a full or partial withdrawal from the Divisions will be made as soon as possible and in any event no later than seven days after the written request is received by Hartford at its Customer Service Center.


    In requesting a partial withdrawal you should specify the Division(s) from which the partial withdrawal is to be taken. Otherwise, such withdrawal will be effected on a pro rata basis according to the value in each Division under a Certificate. For federal tax purposes, any partial withdrawal will be deemed to be first from earnings, to the extent that they exist, and then from Premium Payments.

---------------------------------------------------
                                 DEATH BENEFIT

    The Certificates provide that in the event the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If the Annuitant dies before the Annuity Commencement Date and there is

12                                               HARTFORD LIFE INSURANCE COMPANY
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no designated Contingent Annuitant, or the Contingent Annuitant predeceases the
Annuitant, or if the Certificate Owner dies before the Annuity Commencement Date, the Beneficiary will receive the Death Benefit. If the Certificate Owner is a non-natural person, however, a Death Benefit will be payable in the event the Annuitant dies prior to the Annuity Commencement Date.

    If the death of the Annuitant or Certificate Owner occurs prior to the Annuitant or Certificate Owner attaining age 85, the Death Benefit will be the greater of:


(a) The Investment Value as determined on the date of receipt of due proof of death acceptable to Hartford and received in its Customer Service Center, or


(b) 100% of all Premium Payments made by the Certificate Owner under the Certificate, reduced by the amount of any partial withdrawals since the Certificate Date.

    If the Annuitant or Certificate Owner had attained age 85 prior to death, the Death Benefit will be equal to the Investment Value.


    PAYMENT OF DEATH BENEFIT -- The Death Benefit may be taken in a lump sum or under any of the settlement options then being offered by Hartford, provided, however, that: (a) in the event of the death of any Certificate Owner prior to the Annuity Commencement Date, the entire interest in the Certificate will be distributed within 5 years after the death of the Certificate Owner and (b) in the event of the death of any Certificate Owner or Annuitant occurring on or after the Annuity Commencement Date, any remaining interest in the Certificate will be paid at least as rapidly as under the method of distribution in effect at the time of death, except that, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. Notwithstanding the foregoing, in the event of the Certificate Owner's death where the sole Beneficiary is the spouse of the Certificate Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the Death Benefit, to be treated as the Certificate Owner. Only one such spousal election is permitted with respect to any Certificate.


    Notwithstanding any provisions to the contrary, if the Certificate is owned by a corporation or other non-individual, a Death Benefit will be paid upon the death of the Annuitant prior to the Annuity Commencement Date. Such benefit will be payable only as one sum or under the same settlement options and in the same manner as if an individual Certificate Owner died on the date of the Annuitant's death.

    When payment is taken in one sum, payment will be made within 7 days after the date Due Proof of Death is received, except that there may be a postponement in the payment of Death Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
(b) the Securities and Exchange Commission permits postponement and so orders; or (c) the Securities and Exchange Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

---------------------------------------------------
                         CHARGES UNDER THE CERTIFICATE


    Certain charges and deductions described below may be reduced for Certificates issued in connection with a specific plan in accordance with Hartford's rules in effect as of the date an enrollment form for a Certificate is approved. To qualify for such a reduction, a plan must satisfy certain criteria as to, for example, size of the plan, expected number of participants and anticipated Premium Payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per Certificate vary based on such factors as the size of the plan, the purposes for which Certificates are purchased and certain characteristics for the plan's members. The amount of reduction and the criteria for qualification are related to the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. Hartford may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Certificate Owners funded by the Separate Account.


---------------------------------------------------
                                 SALES EXPENSES

    A sales load of not more than 4.6% of Premium Payments, depending on the plan to which the Certificate was issued, will be deducted for expenses related to the sales and distribution of the Certificate.

---------------------------------------------------
                       MORTALITY AND EXPENSE RISK CHARGE


    Although variable annuity payments made under the Certificates will vary in accordance with the investment performance of the underlying Portfolio shares held in the Division(s), the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) Hartford's actual expenses, if greater than the deductions provided for in the Certificates because of the expense and mortality undertakings by Hartford.



    For assuming these risks under the Certificates, Hartford will make a daily charge at the rate of 0.65% per annum against all Investment Values held in the Divisions during

HARTFORD LIFE INSURANCE COMPANY                                               13
--------------------------------------------------------------------------------

the life of the Certificate, including the payout period (estimated at up to 45% for mortality and up to 20% for expense).


    The mortality undertaking provided by Hartford under the Certificates, assuming the selection of one of the forms of life Annuities, is to make monthly annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table and other provisions contained in the Certificate) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hartford also assumes the liability for payment of the Death Benefit under the Certificate.



    The mortality undertakings are based on Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the annuity payment period deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general Portfolios to fulfill its Certificate obligations. In that event, a loss will fall on Hartford. Also, in the event of the death of an Annuitant or Certificate Owner prior to the commencement of annuity payments Hartford can, in periods of declining value, experience a loss resulting from the assumption of the mortality risk relative to the Death Benefit.



    In providing an expense undertaking, Hartford assumes the risk that the sales loads and the administrative expense charges for maintaining the Certificates prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.


---------------------------------------------------
                         ADMINISTRATIVE EXPENSE CHARGE


    Hartford will deduct certain fees from Investment Value to reimburse it for expenses relating to the administration and maintenance of the Certificate and for administration of the Separate Account. The Certificate provides for an administrative expense charge of $2.50 to be deducted from Investment Value on the Certificate Date and monthly on the same calendar day as the Certificate Date, or on the last day of any month which has no such calendar day.


    The deduction will be made pro rata according to the value in each Division under a Certificate. There is not necessarily a relationship between the amount of administrative charge imposed on a given Certificate and the amount of expenses that may be attributable to that Certificate; expenses may be more or less than the charge.

    The types of expenses incurred by the Separate Account include, but are not limited to, expenses of issuing the Certificate and expenses for confirmations, Certificate quarterly statements, processing of reallocations and surrenders, responding to Certificate Owner inquiries, reconciling and depositing cash receipts, calculation and monitoring daily Division unit values, Separate Account reporting, including semiannual and annual reports and mailing and tabulation of shareholder proxy solicitations.

    You should refer to the Portfolio Prospectuses for a description of deductions and expenses paid out of the assets of the Portfolios.

---------------------------------------------------
                               PREMIUM TAX CHARGE


    A deduction is also made for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. The range of premium taxes is currently 0% to 3.5%. Some states assess the tax at the time purchase payments are made; others assess the tax at the time of annuitization. Hartford will pay Premium Taxes to the applicable governmental entity at the time imposed under applicable law and will deduct Premium Taxes at such time.


---------------------------------------------------
                               FEDERAL TAX CHARGE


    We deduct a current charge of 0.43% of each Premium Payment to cover the estimated cost of the federal income tax treatment of the Certificates deferred acquisition costs under Section 848 of the Code. This charge may be increased or decreased to reflect changes in federal tax laws. Hartford includes the federal tax charge as a factor when computing the maximum sales load chargeable under Commission rules.


---------------------------------------------------
                                ANNUITY BENEFITS

    You select an Annuity Commencement Date and an annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Annuitant's 90th birthday except for certain states where deferral past age 85 is not permitted. The Annuity Commencement Date may be changed from time to time, but any change must be at least 30 days prior to the date on which annuity payments are scheduled to begin. The Certificate allows the Certificate Owner to change the Divisions on which variable payments are based after payments have commenced once every quarter. Any fixed annuity allocation may not be changed, nor may a variable allocation be reallocated to the General Account.

---------------------------------------------------
                                ANNUITY OPTIONS

    The Certificate contains the four optional annuity forms described below. If you do not elect otherwise, payments in most states will automatically begin at the

14                                               HARTFORD LIFE INSURANCE COMPANY
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Annuitant's age 90 (with the exception of states that do not allow deferral past age 85) under Option 3 (Joint Last Survivor Annuity).

    Under any of the annuity options excluding Options 4 and 5, no surrenders are permitted after annuity payments commence. Only full surrenders are allowed out of Option 4.

    OPTION 1 -- Life Annuity

    An annuity payable monthly during the lifetime of the Annuitant and terminating with the last payment preceding the death of the Annuitant. This option offers the largest payment amount of any of the life annuity options since there is no guarantee of a minimum number of payments nor a provision for a Death Benefit payable to a Beneficiary.

    It would be possible under this option for an Annuitant to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the date of the third annuity payment, etc.

    OPTION 2 -- Life annuity with 120, 180 or 240 Monthly Payments Certain


    An annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.


    OPTION 3 -- Joint and Last Survivor Annuity


    An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.


    It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

    OPTION 4 -- Payments for a Designated Period


    An amount payable monthly for the number of years selected which may be from 5 to 30 years. Under this option, you may, at any time, surrender the Certificate and receive, within seven days, the Surrender Value of the Certificate as determined by Hartford.



    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.


    Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Certificates thus provide no real benefit to a Certificate Owner.


    Hartford may offer other annuity options from time to time.


---------------------------------------------------
                         THE ANNUITY UNIT AND VALUATION


    The value of the Annuity Unit for each Division in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Experience Factor (See "Value of Accumulation Units," commencing on page 10) for the day for which the Annuity Unit value is being calculated and (2) a factor to neutralize the assumed investment rate of 5.00% per annum discussed below.


---------------------------------------------------
                        DETERMINATION OF PAYMENT AMOUNT

    When annuity payments are to commence, the Investment Value is determined as the product of the value of the Accumulation Unit of each Division on that same day, and the number of Accumulation Units credited to each Division as of the date the annuity is to commence.

    The Certificate contains tables indicating the minimum dollar amount of the first monthly payment under the optional forms of annuity for each $1,000 of value of a Division under a Certificate. The first monthly payment varies according to the form and type of annuity selected. The Certificate contains annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 3% per annum for the fixed annuity and 5% per annum for the variable annuity.

    The total first monthly variable annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Division (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Certificates.


    Fixed annuity payments are determined at annuitization by multiplying the values allocated (less applicable Premium Taxes) by a rate to be determined by Hartford

HARTFORD LIFE INSURANCE COMPANY                                               15
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which is no less than the rate specified in the annuity tables in the
Certificate. The annuity payment will remain level for the duration of the annuity.

    The amount of the first monthly variable annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Division no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the annuity payment period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    THE A.I.R. ASSUMED IN THE MORTALITY TABLES WOULD PRODUCE LEVEL VARIABLE ANNUITY PAYMENTS IF THE INVESTMENT RATE REMAINED CONSTANT. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.

    The Annuity Unit value used in calculating the amount of the variable annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the annuity payment.

---------------------------------------------------
                           FEDERAL TAX CONSIDERATIONS


    What are some of the federal tax consequences which affect these Certificates?


---------------------------------------------------
  A. GENERAL


    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CERTIFICATE OWNER INVOLVED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CERTIFICATE DESCRIBED HEREIN.



    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Certificates cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion is based on Hartford Life's understanding of existing federal income tax laws as they are currently interpreted.


---------------------------------------------------
  B. TAXATION OF HARTFORD
     AND THE SEPARATE ACCOUNT


    The Separate Account is taxed as part of Hartford Life which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units" commencing on page 11). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Certificate.



    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Certificates.



---------------------------------------------------

  C. TAXATION OF ANNUITIES -- GENERAL
     PROVISIONS AFFECTING PURCHASERS


    Section 72 of the Code governs the taxation of annuities in general.


 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.


    Section 72 contains provisions for Certificate Owners which are non-natural persons. Non-natural persons include corporations, trusts, and partnerships. The annual net increase in the value of the Certificate is currently includable in the gross income of a non-natural person unless the non-natural person holds the Certificate as an agent for a natural person. There is an exception from current inclusion for certain annuities held by structured settlement companies, certain annuities held by an employer with respect to a terminated qualified retirement plan and certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.



    If the Certificate Owner is not an individual, the primary Annuitant shall be treated as the Certificate Owner for purposes of making distributions which are required to be made upon the death of the Certificate Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Certificate Owner.



 2. OTHER CERTIFICATE OWNERS (NATURAL PERSONS).



    A Certificate Owner is not taxed on increases in the value of the Certificate until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Certificate) or as Annuity payments under the settlement option elected.

16                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Certificates obtained in a tax-free exchange for other annuity contract or life insurance contract which were purchased prior to August 14, 1982.


   A. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.


ii. To the extent that the value of the Certificate (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."



iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Certificate does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."



iv. The receipt of any amount as a loan under the Certificate or the assignment or pledge of any portion of the value of the Certificate shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.



v. In general, the transfer of the Certificate, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.


   B. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).


   C. AGGREGATION OF TWO OR MORE ANNUITY CERTIFICATES.



    Certificates issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Certificate Owner within the same calendar year (other than certain contract held in connection with a tax-qualified retirement arrangement) will be treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. Hartford Life believes that for any annuity subject to such aggregation, the values under the contract and the investment in the contract will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such contract is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.


   D. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.


i. If any amount is received or deemed received on the Certificate (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

HARTFORD LIFE INSURANCE COMPANY                                               17
--------------------------------------------------------------------------------

ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).

    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).


   E. SPECIAL PROVISIONS AFFECTING CERTIFICATES OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CERTIFICATES PURCHASED PRIOR TO AUGUST 14, 1982.



    If the Certificate was obtained by a tax-free exchange of a life insurance or annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Certificate) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange contracts are generally subject to the rules described in this subparagraph 3.


   F. REQUIRED DISTRIBUTIONS


i.  Death of Certificate Owner or Primary Annuitant


    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:


    1. If any Certificate Owner dies on or after the Annuity Commencement Date and before the entire interest in the Certificate has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;



    2. If any Certificate Owner dies before the Annuity Commencement Date, the entire interest in the Certificate will be distributed within 5 years after such death; and



    3. If the Certificate Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Certificate shall be treated as the Certificate Owner, and any change in the primary annuitant shall be treated as the death of the Certificate Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Certificate.


ii.  Alternative Election to Satisfy Distribution Requirements


    If any portion of the interest of a Certificate Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.


iii. Spouse Beneficiary


    If any portion of the interest of a Certificate Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Certificate Owner of such portion for purposes of section i. above.


 3. DIVERSIFICATION REQUIREMENTS.


    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Certificate is not treated as an annuity contract, the Certificate Owner will be subject to income tax on the annual increases in cash value.


    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than

18                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.


    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Certificate Owner must agree to pay the tax due for the period during which the diversification requirements were not met.


    Hartford Life monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford Life intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.


    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the Certificate Owner, such as the ability to select and control investments in a separate account, will cause the Certificate Owner to be treated as the owner of the assets for tax purposes.



    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, Hartford Life does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Certificate Owner could be considered the owner of the assets for tax purposes. Hartford Life reserves the right to modify the Certificates, as necessary, to prevent Certificate Owners from being considered the owners of the assets in the separate accounts.


---------------------------------------------------
  D. FEDERAL INCOME TAX WITHHOLDING


    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:


 1. NON-PERIODIC DISTRIBUTIONS.


    The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford Life, Hartford Life will automatically withhold 10% of the taxable distribution.


 2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
    YEAR).


    The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.


---------------------------------------------------
  E. ANNUITY PURCHASES BY NONRESIDENT
     ALIENS AND FOREIGN CORPORATIONS


    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

HARTFORD LIFE INSURANCE COMPANY                                               19
--------------------------------------------------------------------------------

---------------------------------------------------
                                GENERAL MATTERS

--------------------------------   ASSIGNMENT


    Benefits under a Certificate described herein are assignable by the Certificate Owner only if Hartford agrees. An assignment of a Certificate may subject the assignment proceeds to income taxes and certain penalty taxes. (See "Taxation of Annuities -- General Provisions Affecting Purchasers," page 15.)


---------------------------------------------------
                                  MODIFICATION


    Hartford reserves the right to modify the Certificate, but only if such modification (i) is necessary to make the Certificate or the Separate Account comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (ii) is necessary to assure continued tax advantages for the Certificate under the Code or other federal or state laws; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Division(s) or (iv) provides additional Separate Account options or (v) withdraws Separate Account options. In the event of any such modification, Hartford will provide notice to the Certificate Owner or to the payee(s) during the annuity period. Hartford may also make appropriate endorsement in the Certificate to reflect such modification.


---------------------------------------------------
                              MISSTATEMENT OF AGE


    If the age of the Annuitant has been misstated, the amount of the annuity payable by Hartford will be that provided by that portion of the amounts allocated to effect such annuity on the basis of the corrected information without changing the date of the first payment of such annuity. Any underpayments by Hartford shall be made up immediately and any overpayments shall be charged against future amounts becoming payable.


---------------------------------------------------
                               DELAY OF PAYMENTS

    There may be postponement of a surrender payment or Death Benefit whenever
(a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation or disposal of securities not reasonably practicable.

---------------------------------------------------
                                 VOTING RIGHTS


    Hartford will notify you of any Portfolio shareholders' meeting if the shares held for your account may be voted at such meetings. Hartford will also send proxy materials and a form of instruction by means of which you can instruct Hartford with respect to the voting of the Portfolio shares held for your account.



    In connection with the voting of Portfolio shares held by it, Hartford will arrange for the handling and tallying of voting instructions received from Certificate Owners. Hartford as such, shall have no right, except as hereinafter provided, to vote any Portfolio shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford will, however, vote the Portfolio shares held by it in accordance with the instructions received from the Certificate Owners for whose accounts the Portfolio shares are held. If a Certificate Owner desires to attend any meeting at which shares held for the Certificate Owner's benefit may be voted, the Certificate Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Portfolio shares held for such Certificate Owner's account. In the event that the Certificate Owner gives no instructions or leaves the manner of voting discretionary, Hartford will vote such shares of the appropriate Portfolio in the same proportion as shares of that Portfolio for which instructions have been received. During the annuity period under a Certificate the number of votes will decrease as the assets held to fund annuity benefits decrease.


---------------------------------------------------
                               EXPERIENCE CREDIT

    The Certificates issued under a corporate-sponsored plan may be eligible for experience credits due to administrative savings. The amount of any experience credit may be paid in cash or applied to and used to increase Investment Value.

---------------------------------------------------
                        DISTRIBUTION OF THE CERTIFICATES


    The securities will be sold by insurance and variable annuity agents of Hartford who are either registered representatives of Hartford Equity Sales Company, Inc., a wholly-owned broker-dealer subsidiary of Hartford, or of independent broker-dealers. These broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and are members of the National Association of Securities Dealers, Inc.



    Commissions will be paid by Hartford and will not be more than 4.6% of Premium Payments.



    From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.


---------------------------------------------------
                      CUSTODIAN OF SEPARATE ACCOUNT ASSETS


    The assets of the Separate Account are held by Hartford under a safekeeping arrangement.

20                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

---------------------------------------------------
                               LEGAL PROCEEDINGS


    There are no material legal proceedings pending to which the Separate Account is a party.


---------------------------------------------------
                                 LEGAL COUNSEL


    Counsel with respect to Federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, General Counsel and Secretary, Hartford Life Insurance Companies, P.O. Box 2999, Hartford, Connecticut 06104-2999.


---------------------------------------------------
                                    EXPERTS


    The audited consolidated financial statements and financial statement schedules included in this Prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to said report on the consolidated financial statements of Hartford Life Insurance Company (the Depositor), which includes an explanatory paragraph with respect to the change in method of accounting for debt and equity securities as of January 1, 1994, as discussed in Note 2 of Notes to Consolidated Financial Statements. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


---------------------------------------------------
                             ADDITIONAL INFORMATION

    Inquiries will be answered by calling your representative or by writing:

    ICMG
    Attn: Group Annuity Operations
    100 Campus Drive, Suite 250
    Florham Park, NJ 07932.
    Telephone: 800-861-1408

HARTFORD LIFE INSURANCE COMPANY                                               21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION


 SECTION                                                                   PAGE
 ------------------------------------------------------------------------  ----
 INTRODUCTION............................................................
 DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY..........................
 SAFEKEEPING OF ASSETS...................................................
 INDEPENDENT PUBLIC ACCOUNTANTS..........................................
 DISTRIBUTION OF CERTIFICATES............................................
 CALCULATION OF YIELD AND RETURN.........................................
 PERFORMANCE COMPARISONS.................................................
 FINANCIAL STATEMENTS....................................................

The following prospectus contains information relating to all of the funds offered by the Hartford Mutual Funds. Not all of the funds in the Hartford Mutual Funds are available to OmniFlex Certificate Owners. Please review the OmniFlex product prospectus for details regarding available funds (see "The Portfolios").

    To Obtain a Statement of
Additional Information, please
complete the form below and mail to:

    ICMG
    Attn: Group Annuity Operations
    100 Campus Drive, Suite 250
    Florham Park, NJ 07932

    Please send a Statement of
Additional Information for ICMG
Secular Trust Separate Account to me
at the following address:

----------------------------------------------------
                  Name

----------------------------------------
                 Street

----------------------------------------
    City/State                                        Zip
Code